1
EXHIBIT 10.1
AMENDMENT NO. 2 TO THE
QUAKER HOUGHTON

RETIREMENT SAVINGS

PLAN

(As Amended and Restated January 1, 2020)

WHEREAS , Quaker Chemical Corporation d/b/a Quaker Houghton (the “Company”) adopted the
Quaker Houghton Retirement Savings Plan, as amended and restated

effective January 1, 2020, and as

amended
on one occasion thereafter (the “Plan”);

WHEREAS
, the Company

desires to amend

the Plan to

clarify eligibility for

nonelective contributions
for certain collectively bargained employees; and

WHEREAS
, pursuant to

Section 8.1 of

the Plan, the

Retirement Savings Plan

Committee has the

right
to amend the Plan at any time, subject to certain inapplicable limitations.

NOW,

THEREFORE
, effective as

of February 10,

2020, the Plan

shall be, and

hereby is, amended

as
follows:

Effective as

of February

10, 2020,

a sentence

is hereby

added to

the end

of Section

4.5(a) to

read as
follows:
“Notwithstanding the foregoing, Employees hired on or after February 10,

2020 who are covered
by a

collective bargaining

agreement between

the Employer

and the

International Chemical

Workers
Union Council

of the

United Food

and Commercial

Workers Union

and its

Local No.

125C, shall

be
eligible to

receive Nonelective

Contributions provided

they have

met the

conditions of

eligibility set
forth in Section 3.1(b).”

IN WITNESS WHEREOF , Quaker Chemical Corporation d/b/a Quaker Houghton has caused these presents to be duly executed on this __30____ day of ______April_________, 2020.

QUAKER CHEMICAL CORPORATION

D/B/A QUAKER HOUGHTON

Attest:

____/s/ Victoria K. Gehris__________________ By:

_______/s/_Robert T. Traub

_______________